United States Commodity Index Funds Trust

United States Commodity Index Fund

Monthly Account Statement

For the Month Ended June 30, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(3,695,416)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(1)
Unrealized Gain (Loss) on Market Value of Futures	(14,112,216)
Interest Income	19,644
ETF Transaction Fees	1,050
Total Income (Loss)	$(17,786,939)

Expenses
Management Fees	$396,242
Legal Fees	48,937
Brokerage Commissions	21,853
Tax Reporting Fees	15,690
Audit Fees	9,090
Non-interested Directors' Fees and Expenses	5,455
Prepaid Insurance Expense	3,664
Total Expenses	$500,931
Net Income (Loss)	$(18,287,870)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/13	$501,966,548
Additions (200,000 Units)	10,926,562
Withdrawals (-50,000 Units)	3,017,925
Net Income (Loss)	(18,287,870)

Net Asset Value End of Month	$497,623,165
Net Asset Value Per Unit (9,300,000 Units)	$53.51

To the Unitholders of United States Commodity Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Commodity Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Copper Index Fund

Monthly Account Statement

For the Month Ended June 30, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(4,712)
Unrealized Gain (Loss) on Market Value of Futures	(171,650)
Interest Income	89
Total Income (Loss)	$(176,273)

Expenses
Management Fees	$1,172
Brokerage Commissions	118
Non-interested Directors' Fees and Expenses	24
Prepaid Insurance Expense	17
Other Expenses	8,220
Total Expenses	9,551
Expense Waiver	(7,950)
Net Expenses	$1,601
Net Income (Loss)	$(177,874)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/13	$2,271,158
Net Income (Loss)	(177,874)

Net Asset Value End of Month	$2,093,284
Net Asset Value Per Unit (100,000 Units)	$20.93

To the Unitholders of United States Copper Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Copper Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Agriculture Index Fund

Monthly Account Statement

For the Month Ended June 30, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(4,592)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(129)
Unrealized Gain (Loss) on Market Value of Futures	(77,059)
Unrealized Gain (Loss) on Foreign Currency Translations	2
Interest Income	92
Total Income (Loss)	$(81,686)

Expenses
Management Fees	$1,578
Brokerage Commissions	45
Non-interested Directors' Fees and Expenses	26
Prepaid Insurance Expense	17
Other Expenses	10,260
Total Expenses	11,926
Expense Waiver	(9,965)
Net Expenses	$1,961
Net Income (Loss)	$(83,647)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/13	$2,414,468
Net Income (Loss)	(83,647)

Net Asset Value End of Month	$2,330,821
Net Asset Value Per Unit (100,000 Units)	$23.31

To the Unitholders of United States Agriculture Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Agriculture Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

United States Metals Index Fund

Monthly Account Statement

For the Month Ended June 30, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(86,248)
Unrealized Gain (Loss) on Market Value of Futures	(110,996)
Interest Income	84
Total Income (Loss)	$(197,160)

Expenses
General Partner Management Fees	$1,284
Brokerage Commissions	15
Non-interested Directors' Fees and Expenses	24
Prepaid Insurance Expense	18
Other Expenses	10,260
Total Expenses	11,601
Expense Waiver	(9,986)
Net Expenses	$1,615
Net Income (Loss)	$(198,775)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/13	$2,309,630
Net Income (Loss)	(198,775)

Net Asset Value End of Month	$2,110,855
Net Asset Value Per Unit (100,000 Units)	$21.11

To the Unitholders of United States Metals Index Fund:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of the United States Metals Index Fund

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612

United States Commodity Index Funds Trust

Monthly Account Statement

For the Month Ended June 30, 2013

Statement of Income (Loss)

Income
Realized Trading Gain (Loss) on Futures	$(3,790,968)
Realized Trading Gain (Loss) on Foreign Currency Transactions	(130)
Unrealized Gain (Loss) on Market Value of Futures	(14,471,921)
Unrealized Gain (Loss) on Foreign Currency Translations	2
Interest Income	19,909
ETF Transaction Fees	1,050
Total Income (Loss)	$(18,242,058)

Expenses
Management Fees	$400,276
Legal Fees	48,937
Brokerage Commissions	22,031
Tax Reporting Fees	15,690
Audit Fees	9,090
Non-interested Directors' Fees and Expenses	5,529
Prepaid Insurance Expense	3,716
Other Expenses	28,740
Total Expenses	$534,009
Expense Waiver	(27,901)
Net Expenses	$506,108
Net Income (Loss)	$(18,748,166)

Statement of Changes in Net Asset Value

Net Asset Value Beginning of Month 6/1/13	$508,961,804
Additions (200,000 Units)	10,926,562
Withdrawals (-50,000 Units)	3,017,925
Net Income (Loss)	(18,748,166)

Net Asset Value End of Month	$504,158,125

To the Unitholders of the Series of the United States Commodity Index Funds Trust:

Pursuant to Rule 4.22(h) under the Commodity Exchange Act, the undersigned represents that, to the best of his knowledge and belief, the information contained in the Account Statement for the month ended June 30, 2013 is accurate and complete.

/s/ Howard Mah

Howard Mah

Chief Financial Officer

United States Commodity Funds LLC, Sponsor of United States Commodity Index Funds Trust

United States Commodity Funds LLC

1999 Harrison Street, Suite 1530

Oakland, CA 94612